PM MANAGEMENT SYSTEMS, INC.



           ANNUAL MEETING OF STOCKHOLDERS

                  JANUARY 10, 2000


             NOTICE AND PROXY STATEMENT

PM MANAGEMENT SYSTEMS,INC.

404 Scott Point Drive
Salt Spring Island, BC
V8K 2R2

December 1, 1999


Dear PM Management Stockholder:

     I am pleased to invite you to the Annual meeting
of  Stockholders of PM Management Systems, Inc.   The
meeting will be at 11:00 AM on Monday, January 10, 2000 at 518 17th Street, Suite 566, Denver, Colorado.

      At  the meeting you and other stockholders will
elect  three  directors to the PM  Management  Board.
You  will  also have an opportunity to  hear  of  the
successful revival of the Company after its being, to
all  intents and purposes, dormant for the past three
years.   You  will have the opportunity  to  ask  any
questions that you might have. You will also receive the Companys audited financial statements for the year ending December 31, 1998 in the enclosed annual report as filed with the Securities and Exchange
Commission in Washington, DC.

      You will also be asked to consider several changes to the Companys structure, designed to make it more flexible and beneficial to you and the other stockholders.

      We hope that you can join us on January 10th, 2000. Whether or not you can attend, please read the enclosed Proxy Statement. When you have done so, please mark your votes on the enclosed ballot or sign and date the proxy and return it to us in the enclosed envelope. Your vote is important, so please return your ballot or proxy promptly.

Sincerely,

S/S Anthony V. Feimann

Anthony V. Feimann
Secretary

             PM MANAGEMENT SYSTEMS, INC.
                404 Scott Point Drive
           Salt Spring Island, BC V8K 2R2



      NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
             To Be Held January 10, 2000


PM Management Systems, Inc. will hold its Annual
Meeting of Stockholders at 518 17th Street, Suite
566, Denver, Colorado, on Monday, January 10, 2000 at
11:00 AM.

We are holding this meeting:

     to elect three directors to serve until the next annual meeting;

     to confirm or deny the acquisition of new
Company assets;

     to change the Company name;

to increase the authorized capital of the Company from 10,000,000 Common Shares and 1,000,000 Preferred
Shares to 100,000,000 Common Shares and 10,000,000
Preferred Shares, and

to authorize a 3-1 forward split of the Company's issued and outstanding shares of stock.

     Your Board of Directors has selected January
3rd, 2000 as the record date for determining stockholders entitled to vote at the meeting. A list of the stockholders on that date will be available for inspection at the law offices of Arthur J. Frost, 4225 W. Glendale Avenue, Phoenix, Arizona, for seven days before the meeting.

     This Proxy Statement, proxy and the 1998 Annual
Report are being distributed on or about December
15th, 1999.


     By Order of the Board of Directors

     /S/ ANTHONY V. FEIMANN

     Anthony V. Feimann, Secretary






TABLE OF CONTENTS


     GENERAL INFORMATION

     ELECTION OF DIRECTORS
          Nominees for Election for a One-Year Term
          Ending with the 2000 Annual Meeting

     SPECIAL RESOLUTION TO CONFIRM ACQUISITION
     OF NEW ASSETS

     SPECIAL  RESOLUTION TO CHANGE COMPANY'S NAME
          Information Concerning the Company's Desire to Change its Name.

     SPECIAL RESOLUTION TO INCREASE AUTHORIZED
     CAPITAL
          Information Concerning the Companys Desire to Increase its Capital Structure

SPECIAL RESOLUTION TO EFFECT A FORWARD SPLIT
OF THE COMPANY'S ISSUED AND OUTSTANDING SHARES.
          Information Concerning the Company's Desire to Forward-split its Issued and Outstanding
           Stock.

     STOCK OWNERSHIP
          Beneficial Ownership of Certain
Stockholders,Directors and Officers

                GENERAL  INFORMATION

Q: Who is soliciting my proxy?

A:  The Board of Directors of PM Management Systems,
 Inc. is sending you this
 Proxy Statement for use at PMs Annual Meeting of
 Stockholders.


Q:  Who is paying for this solicitation?

A:   The Company will pay for the solicitation of
proxies. It is a responsibility of the Board of Directors to do everything in their power to see that you, the stockholder is fully informed on the affairs of the Company and have every opportunity to exercise your right(s) as a holder of shares, to vote on all matters constituting a material change in the Company.

Q:  Why didn't I get a Proxy Statement last year?

A:   The Company was dormant for the past three years.
As you can see by the enclosed 10K Annual report and the financial statements contained therein, no activity took place during 1996, 1997 and 1998. The
Board of Directors and several of the stockholders came to a decision to revive the Company and to look for a viable business opportunity into which the Company may choose to enter. This is in an attempt to salvage the Company and to perhaps assist in recovering some or all of the stockholders investment.

Q:  What am I voting on?

A:   The re-election of Anthony Feimann as a director
and the election of two new directors.

  Confirmation of the Company's acquisition of new
  "plastic sniffing", anti-landmine technology.

       Changing the Company's name to RF
Technologies, Inc.

   The increase of the Companys Authorized Capital from 10,000,000 Common Shares and 1,000,000
   Preferred Shares to 100,000,000 Common Shares and
   10,000,00 Preferred Shares.

Q:   What is this new technology all about?

A:   A full description of the technology being
   acquired (subject to shareholder approval) is included as an exhibit to this Proxy Statement and Solicitation.

Q:   Why change the name of the Company?

A:    The new technology acquired by the Company
   utilizes ultra sophisticated radio frequency technology to be able to detect plastic substances buried underground. It is suggested that the interests of all shareholders would be better served by having the name of the Company better reflect its main business purpose.

Q:  Why is the increase in the Companys Authorized
Capital necessary?

   A:   Technically, this is not strictly necessary.
   The Company could continue to exist and operate without this measure being taken. The Board of Directors is of the opinion that this change will be beneficial should the Company find another suitable business opportunity. The change will give the Company much more flexibility and the Board feels that the Annual Meeting is an appropriate time for the stockholders to concur with these changes or decline to make them.

Q:  How will these changes affect the stockholders?

A:   The proposed change will not have an adverse
   affect on any stockholder. It should be made clear that the change in capitalization is simply a change in the authorized capital. Should an opportunity arise for a take-over of a business situation or for the Company to obtain additional equity financing, the shares to do so would be readily available.

Q:  How do I vote?

A:   You may vote your shares either in person or by
   proxy. To vote by proxy, you should mark, date, sign and mail the enclosed proxy in the prepaid envelope. Giving your proxy will not affect your right to vote your shares in person if you attend the Annual Meeting by voting, you automatically revoke your proxy. You may also revoke your proxy at any time before the voting by giving the Secretary written notice of your revocation or by submitting a later dated proxy. If you return the proxy without marking a voting preference, the individuals named as proxies will vote your shares
   FOR the resolutions put forth.

Q:  What constitutes a quorum?

A:   Voting can take place at the Annual Meeting only
   if stockholders owning a majority of the voting power of the Common Stock (that is a majority of the total number of votes entitled to be cast) and one-third of the total number of the shares outstanding on the record date are present in person or represented by effective proxies. If you do not vote your shares will not be considered as being present or entitled to vote for any purpose. Directors and each of the resolutions require an affirmative vote of holders of a majority of the voting power present to be elected or passed and adopted.

Q: What happens if I withhold my vote for an individual director?

A:   Withheld votes are counted as "no" votes for an
individual director.

Q:  Can I vote on other matters?

A:   We do not expect any other matter(s) to come
   before the meeting. If any other matter is presented at the Annual Meeting, your signed proxy gives the individuals named as proxy authority to vote your shares. This provision also covers nominations from the floor at the Annual
   Meeting.










                ELECTION OF DIRECTORS

     At the Annual Meeting, you and other
stockholders will elect three individuals to serve as a director until the Annual Meeting held in the year
2000. One individual is currently a director of the Company, while two others are being nominated to serve for the first time.

     Those named as proxies will vote the enclosed proxy for the election of all nominees unless you direct them to withhold your votes. If any nominee becomes unable to serve as a director before the meeting (or decides not to serve), the individuals named as proxies may vote for a substitute. We recommend a vote FOR each nominee.

     Below are the names and ages of the directors, the years they became directors, their principal occupations or employment for the past five years and certain of their other directorships.

Nominees for the Election for a one-year term ending with the 2000 Annual Meeting

     Anthony V. Feimann, age 56, has been a director and Secretary of PM Management Systems, Inc. since
1994. Mr. Feimann graduated with a Bachelor of Arts degree in econometrics from the University of British
Columbia. Since 1975 Mr. Feimann has operated as a private consultant on accounting and finance issues for publicly held and privately owned companies.

     Eberhard Mueller, age 63, has been involved with mining and exploration projects for the past thirty-five years. Born in Germany and a Canadian citizen residing of British Columbia, Mr. Mueller has been instrumental in financing a large number of exploration projects using state-of-the-art scientific techniques. Hence his interest in RF technology. He currently serves on the Board of Directors of Regent Ventures Ltd. and International
Chargold Resources Ltd., public companies trading on the Canadian Venture Exchange.

     Ronald T. Lambrecht, CPA, age 53, has thirty-one years of extensive accounting, finance, real estate, sales and management experience. Mr. Lambrechts strong interpersonal skills with the ability to interface with all levels of personnel is exemplified in the success he has experienced in supervision, design, execution and completion of several projects in a professional and managerial environment.
Besides some twenty-nine years as a practicing CPA, Mr. Lambrecht has many years as an executive and consultant in the Oil and Gas business. He resides with his family, in Somers, Montana.









SPECIAL RESOLUTION TO ENDORSE ACQUISITION OF NEW
TECHNOLOGY

The Board of Directors is recommending that the Company acquire a unique technology that was developed to locate buried natural gas pipelines. In refining this procedure, it was discovered that the process, which detects aura-like gaseous emissions from the buried plastic, could also detect buried anti-personnel land mines, which are primarily made of plastic. Using both infra-red and infra green rays to detect the presence of buried plastic, the detection device can be miniaturized to the approximate size of a package of cigarettes and be produced economically enough that it could easily be an inexpensive addition to each serviceman's standard field equipment.

The technology was acquired from Mr. Rick Surran, of Scottsdale, Arizona for 2,000,000 (pre-split) shares of restricted common stock and a royalty of 4% on gross wholesale sales.

The potential of both the military and civilian application of this technology causes the Board to recommend a FOR vote.

RESOLVED:  THAT THE CONTRACT TO ACQUIRE ALL RIGHTS
AND PATENTS TO THE "PLASTIC SNIFFING" TECHNOLOGY FROM
MR. RICK SURRAN IN RETURN FOR THE ISSUANCE OF
2,000,000 PRE-SPLIT SHARES OF COMMON STOCK BE
CONFIRMED AND ENDORSED.



SPECIAL RESOLUTION TO CHANGE COMPANY'S NAME.

The anticipated acquisition of the new "plastic sniffing" technology and the Company's inclination to seek out related types of target acquisitions, indicates that a change may be appropriate in the Company's name to something relating to its business.
The directors have selected the name: RF Technology
Inc.  We recommend a FOR vote on this resolution.

RESOLVED:  THAT THE BOARD OF DIRECTORS BE AUTHORIZED
TO CHANGE THE NAME OF THE COMPANY TO RF TECHNOLOGY
INC.


SPECIAL RESOLUTION TO INCREASE AUTHORIZED CAPITAL

The Board of Directors, in an effort to make the Company as flexible as possible, should a desirable business opportunity present itself, have determined that while the stockholders are being asked to change the domicile of the Company, they should also be asked to endorse a change in the capital structure.

At present, the Company is authorized to issue
10,000,000 shares of Common Stock and 1,000,000
shares of Preferred Stock, of which some 2,017,000 shares of common are outstanding. No preferred stock is outstanding.

Anticipating that the Company will be forced to issue a considerable amount of stock to acquire a business or businesses, not reorganizing the capital structure could well result in an inadequate amount of stock being available to cover any injection of equity capital that may be needed. For this reason the board is asking for this change.

Stockholders should be aware that this will make no difference in either the amount of shares owned or the percentage of ownership each stockholder holds.
Naturally, should the Company acquire a suitable business opportunity, or the Company be successful in attracting a financing, or both, each stockholders percentage of ownership would be decreased. We recommend a vote FOR this resolution.

RESOLVED:  THAT THE COMPANYS BOARD OF DIRECTORS BE
AUTHORIZED TO TAKE WHAT ACTION IS NECESSARY TO
INCREASE THE PRESENT AUTHORIZED CAPITAL OF PM
MANAGEMENT SYSTEMS, INC. TO 100,000,000 SHARES OF
COMMON STOCK AND 10,000,000 SHARES OF PREFERRED
STOCK.


SPECIAL RESOLUTION TO EFFECT A 3-1 FORWARD SPLITT IN
THE COMPANY'S ISSUED AND OUTSTANDING STOCK.

The Company's Board of Directors has determined that it would be prudent for the Company's issued and outstanding shares of stock should be forward split on a 3-to-1 basis. It is the Boards feeling that the increase, while probably resulting in a lower trading price should the Company have its shares listed for trading, will have the effect of increasing the shares available in the public float and making a more stable market for the Company's stock. We recommend a vote FOR this resolution.

RESOLVED:  THAT THE BOARD OF DIRECTORS BE AUTHORIZED
TO TAKE WHAT ACTION IS NECESSARY TO FORWARD SPLIT THE
COMPANY'S ISSUED AND OUTSTANDING SHARES ON A 3-1
BASIS.



                   STOCK OWNERSHIP

Beneficial Ownership of Certain Stockholders,
Directors and Officers

This table shows as of January 1, 1999 (1) the beneficial owner of more than 5% of the common stock and the number of shares beneficially owned; and (2) the number of shares each director and officers owns and all shares owned by directors and officers as a group.



                                   Number of         Percent of
                                   Beneficially      Class
                                   Owned



STOCKHOLDERS

GAK Investments                    145,000            7.18

Brian J. OShaughnessy             200,000             9.90

Schiltkampe Groepe, SA             280,000             13.87

Lawson, Mathias and Vanderele,Inc. 188,000              9.31

Kennedy Kerster                     130,000             6.44

Inge Wallace                        125,000              6.19

DIRECTORS AND OFFICERS

Anthony V. Feimann                  15,000                00.75

DIRECTORS AND OFFICERS AS A GROUP   15,000                00.75



       Compensation of directors and officers

No director or officer has received any compensation.















                       BALLOT


     PM MANAGEMENT SYSTEMS, INC. ANNUAL MEETING,
                  JANUARY 10, 2000

Note: Mark your Ballot For, Against or Abstain. Any question left blank will be counted as a "For" vote.

ITEM 1.  ELECTION OF DIRECTORS

The following are nominated to serve as a director until the 2000 Annual Meeting:





                         FOR       AGAINST    ABSTAIN

Eberhard Mueller         ______    _______    _______

Ronald T. Lambrecht      ______    _______    _______

Anthony V. Feimann       ______    _______    _______




ITEM  2.  CONFIRMATION OF COMPANY'S ACQUISITION OF
NEW ASSETS.

RESOLVED:  THAT THE CONTRACT TO ACQUIRE ALL RIGHTS
AND PATENTS TO THE "PLASTIC SNIFFING" TECHNOLOGY FROM
MR.          IN RETURN FOR THE ISSUANCE OF
SHARES OF COMMON STOCK  BE CONFIRMED AND ENDORSED.

FOR  ________AGAINST__________ABSTAIN_______


ITEM 3.  CHANGE OF COMPANY NAME.

RESOLVED:  THAT THE BOARD OF DIRECTORS BE AUTHORIZED
TO CHANGE THE NAME OF THE COMPANY TO RF TECHNOLOGY
INC.

FOR ________AGAINST ________ABSTAIN ________





ITEM 4.  CHANGE IN CAPITALIATION

RESOLVED:  THAT THE COMPANYS BOARD OF DIRECTORS BE
AUTHORIZED TO TAKE WHAT ACTION IS NECESSARY TO
INCREASE THE PRESENT AUTHORIZED CAPITAL OF PM
MANAGEMENT SYSTEMS, INC. TO 100,000,000 SHARES OF
COMMON STOCK AND 10,000,000 SHARES OF PREFERRED
STOCK.

FOR  ________AGAINST_________ABSTAIN________


ITEM 5.  FORWARD SPLIT IN COMPANY'S ISSUED AND
OUTSTANDING STOCK.

RESOLVED:  THAT THE BOARD OF DIRECTORS BE AUTHORIZED
TO TAKE WHAT ACTION IS NECESSARY TO FORWARD SPLIT THE
COMPANY'S ISSUED AND OUTSTANDING SHARES ON A 3-1
BASIS.

FOR ________ AGAINST _________ABSTAIN ________


                        PROXY


Date: ____________, 2000

     The undersigned, the record owner of
______________shares of stock of PM

Management Systems, Inc. authorizes
______________________________to vote the

aforementioned shares at the January 10, 2000 Annual
Meeting of PM Management

Systems, Inc. to be held at 518 17th  Street, Suite
566, Denver, CO at 11:00 AM.

My proxy is herby instructed to (please mark one of the following):

     a) ________to vote my shares as indicated on the enclosed Ballot or

     b) ________ to have the right to vote for the election of directors and on any other matters and on any other business that may properly come before the meeting.


 Signed:___________________________





     U.S. Securities and Exchange Commission
            Washington, DC 20549


               CONFORMED COPY

                FORM 1O - KSB


[ X ] ANNUAL REPORT UNDER SECTION 13 or 15(d)
         OF THE SECURITIES EXCHANGE
                    ACT OF 1934

 For the fiscal year ended December 31, 1998

         Commission File No. 0-22678

         PM MANAGEMENT SYSTEMS, INC.
(Formerly Known As Process Based Management,
                    Inc.)


COLORADO                         84-1193941
(State                         (I.R.S. Employer
or other jurisdiction           Identification
of incorporation  or             Number)
organization)

404 Scott Point Drive,
 Salt Spring Island, BC Canada
V8K 2R2
(Address of principal executive office)
(Zip code)

Issuers telephone number:
(250) 537-5732


Securities registered under Section 12(b) of
the Exchange Act:   NONE


Securities registered under Section 12(g) of
the Exchange Act:   COMMON STOCK



     Check whether the issuer (1) filed all
reports required to be filed by Section 13 or
15(d) of the Exchange Act during the past 12
months (or for such shorter period that the
registration was required to file such
reports), and (2) has been subject to such
filing requirements for the past 90 days.
Yes X   No____





     Check if there is no disclosure of
delinquent filers in response to Item 405 of Regulation S-B is not contained in this form, and no disclosure will be contained, to the best of registrants knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-KSB or any amendment to this Form 10-KSB. [ X ]


     State issuers revenues for its most
current fiscal year.     $-0-

     State the aggregate market value of the
voting stock held by non-affiliates computed
by reference to the price at which the stock
was sold, or the average bid and asked prices
of such stock, as of a specific date within
the past 60 days.  As of December 31, 1998:
$0.00

     Check whether the issuer has filed all
documents and reports required to be filed by
Section 12, 13 or 15(d) of the Exchange Act
after distribution of securities under a plan
confirmed by a court.
Yes______    No______ Not applicable.

     The number of shares outstanding of each of the issuers classes of common equity, as of the latest practicable date.
 2,020,000 SHARES COMMON STOCK

1,000,000 SHARES PREFERRED STOCK






This Form 10-KSB consists of 7 pages.




TABLE OF CONTENTS
FORM 10-KSB ANNUAL REPORT

PM MANAGEMENT SYSTEMS, INC.
Facing Page
Index  Page

PART I

Item   1  Description of Business.. 1

Item   2  Description of
          Property....................    2
          2

Item   3  Legal
          Proceedings........................
          ...........2

Item   4  Submission of Matters to a Vote of
          Security
          Shareholders..................2

PART II

Item  5   Market for the Registrants Common
Equity and related Stockholder
          Matter..................2



Item   6  Managements Discussion and
          Analysis
               of Financial Condition and
          Results of

Operations................................2

Item   7  Financial Statements.........3

Item   8  Changes in and Disagreements on
          Accounting
               and Financial
          Disclosure......................3

PART III

Item   9  Directors, Executive Officers,
          Promoters  and Control persons,
          Compliance with Section 16(a)
          of the Exchange Act...........4

Item 10   Executive
          Compensation..............5

Item 11        Security Ownership of Certain
               Beneficial
              Owners and
               Management...............5

Item 12   Certain Relationships and Related
     Transactions......................6

Item 13   Exhibits and Reports on
           Form 8-K..........6

Signatures...............................7

                   PART I

Item 1.        Description of Business

     (1)  General Development of Business

      PM Management Systems, Inc. (the
Company or Registrant) was incorporated
under the laws of the State of Colorado on March 13, 1992, as Processed Based
Management, Inc.  The Company was a
management consulting service selling its services to business and industry specializing in selling (i) management computer software, (ii) advertising and marketing services, and (iii) general business management advice wherein it relates to computer software.

     On April 10, 1996, the Company
determined that it would cease to actively pursue its previous business and look for other opportunities. The Companys Board of Directors concluded that they would seek out a company or companies that would see an advantage in joining forces with the Company either through merger or takeover. The registrant has been unable to solidify any such arrangement up until the present but is continuing its efforts along the aforementioned lines.

     (2)  Financial Information About Industry
          Segments

     The Company may be considered a
development stage company.  Although
profitable during its first year of
operation, the Company has been in business since March, 1992 and has had minimal revenues. The Company has generated no revenues from the last twelve months of operations and does not anticipate generating revenues during its next fiscal year.

     (3)  Narrative Description of Business

     (1)  PM Management Systems, Inc.

     During the first two years of its
existence the Company attempted to establish a business of providing tools to support business process improvement projects.
Business process improvement is the
identification, analysis and streamlining of business operations for client companies.
This could include, for example, simplifying and reducing costs for payroll processing.

     General Business Plan

     (1)  PM Management Systems, Inc.

     The Company has been engaged in the
business of providing specialized business consulting software to mid to large sized businesses (revenues in excess of $50million per year) and governmental agencies.

     During the past year, the Company has
received no revenues from its efforts and in a meeting held April 10, 1996, the directors resolved to suspend all activity in the aforementioned field and seek other opportunities.
     Because the Company presently has little or no overhead or other material financial obligations, management of the Company believes that the Companys short-term cash requirements can be satisfied. What little cash might be needed in the future could be supplied by the issuance of the Companys common stock or by loans from directors or shareholders.

 Item     2    Description of Property

     The Company owns no material property.

Item 3    Legal Proceedings

     There are no legal proceedings in which
the Company is involved.

Item 4    Submission of Matters to a Vote of
Security Holders

     There have been no matters submitted to
a vote of the security holders during the fourth quarter of the fiscal year ended
December 31, 1998.


                   PART II

Item 5    Market for Common Equity and
Related Stockholder Matters

     There is no public trading market for
the Companys securities.

Item      6    Management Discussion and
Analysis or Plan of Operation

     Managements Discussion and Analysis of
Financial Condition and Results of
Operations.

     Liquidity and Capital Resources

     The Company is a development stage
company and has not had any substantial
revenues to date.  The Company had no
revenues during 1998. The ability of the Registrant to achieve its operational goals will depend upon its ability to identify and obtain a business or businesses that may be interested in combining operations through merger or takeover. Additional capital is needed to continue or expand its operations, but there is no assurance that such capital in equity or debt form will be available.



2

Results of Operations

The Company is a development stage company that generated only limited amount of revenues during its first year of operation and none during the past year. The Company accumulated a deficit of approximately two hundred thousand dollars during 1995. Management has decided to suspend all previous business activities and look for new opportunities.
No suitable target has presented itself up until now but the Registrant continues to seek a company or companies that may desire to join forces either through merger or takeover.

Item 7    Financial Statements

     The audited Financial Statements for the fiscal year ended December 31, 1996 are attached hereto and incorporated herein by reference.

Item 8    Changes and Disagreements with
Accountants on Accounting
          and Financial Disclosures

     There have been no changes or
disagreements with the Companys independent outside auditor.





(The remainder of this page was intentionally
                 left blank)




















                      3




Part III

Item 9    Directors, Executive Officers,
Promoters and Control Persons;
          Compliance with Section 16(a) of
the Exchange Act


     The Directors and Executive Officers of
the registrant are as follows:

Name               Age   Position      Period of
                                       Service


Edward D. Duncan   65    President      9/94 to
                         and director   present
1450 Pennyfarthing
Drive, Ste. 601
Vancouver, B. C.
V6J 4X8

Timothy E. Sewell  45    Director &     9/94 to
                         Vise-          present
                         President
6240 Cooney Road
President
Richmond, B. C.
V6X 3J6

Anthony V. Feimann 59    Director &     9/94 to
                          Secretary     present
1155 Melville Street,
Suite 11 Vancouver,
 B. C. V6E 4C4


     All of the Directors of the Company hold office until the next annual meeting of the shareholders and until their successors have been elected and have qualified. There is no family relationship between and executive officer and director of the Company.

Business Experience.

     Edward D. Duncan, age 65, is the
president and director of PM Management
Systems, Inc.   Mr. Duncan has been licensed
as an attorney in Canada since 1956. He holds a Bachelor of Arts and Law (LLB ) degree from the University of British
Columbia.  Although his educational
background and much of his life has been devoted to the practice of law, Edward Duncan also has held many other business and political positions, as well as playing professional football from 1955 through 1961.
From 1960 through 1965, Mr. Duncan served as an Alderman on the Calgary, Alberta city council. During this same time period, he was the Director of the Calgary Exhibition and Stampede Association, the Director of the McMahon Stadium Society and established the law firm of E.D. Duncan and Company. From
1965 through 1967, Mr. Duncan served as
president of Prosper Oil and Gas, Ltd.  From
1970 through 19787 he actively practiced law in Edmonton, Alberta. In 1978 Mr. Duncan moved to Scottsdale, Arizona, where he established a real estate and financial consulting business that operated until 1985.
Since 1985 Edward D. Duncan has lived in
Vancouver, British Columbia and has served as either an officer or a director for R.F. Oil
Industries, Ltd. (an Alberta Stock Exchange company), Glacier Ice Co., Ltd. (an Alberta
Stock Exchange company), Bioject Medical
Services, Inc. (a NASDAQ company), the
Questex Group Ltd (a NASDAQ company) and One
World Society, a non-profit environmental educational foundation.



     5
     Timothy E. Sewell, 45, is the secretary
of PM Management Systems, Inc. Mr. Sewell has had a broad range of experience as an officer or director or private and publicly held businesses.

  From 1984 through 1987 Mr. Sewell was a
partner with Eagle West Productions, a full-service advertising agency. In 1987 he founded the Glacier Ice Co., Ltd. (an Alberta
Stock Exchange company) and Advance Analysis, an engine lubricant analysis system. In l989
Mr. Sewell developed and franchised The Odor
Doctor, a firm specializing in marketing a device to control noxious commercial, industrial and residential odors. Since 1989
Mr. Sewell has also served as a business consultant specializing in marketing. He holds a Bachelor of Arts degree from Sir
George Williams University and is currently enrolled in Pacific Western University seeking a masters degree in business administration.

     Mr. Anthony V. Feimann, age 59, is
director and secretary of PM Management
Systems, Inc..  Mr. Feimann graduated with a
Bachelor of Arts degree in econometrics from the University of British Columbia. Since
1975 Mr. Feimann has operated as a private consultant on accounting and finance issues for publicly held and privately owned companies.

Item 10   Executive Compensation

     During the year ended December 31, 1998, the officers of the Company received no salary or benefits. At the present time none of the officers or directors receives any salaried compensation for their services. The
Company has no formal policy or plan
regarding payment of salaries, but should it pay them, it would be in conformance with general business considerations as to the payment of same, such as the desire to compensate officers and employees for time spent on behalf of the Company.

     No retirement, pension, profit sharing,
stock option or insurance programs or similar programs have been adopted by the Registrant for the benefit of its employees.

     No executive officer or director of the
Company holds any option to purchase any of the Companys securities.

Item      11   Security Ownership of Certain
Beneficial Owners and Management

     (1) Security ownership of certain beneficial owners

     The following table sets forth
information, as of December 31, 1998, of persons known to the Company as being the beneficial owner of over 5% of the Companys
Common Stock.










     6





Title    Name and Address of    Amount and Nature    Percent
          Beneficial Owner       Of Beneficial       of Class
                                 ownership


          Lawson M. Kerster      229,000              11
          304 Ivanhoe Street
          Denver, CO 80220

          GAK Investments        145,000               7

          2200 6th Avenue,
          Suite 828
          Denny Building
          Seattle, WA 98121

          Brian OShaughnessy    200,000               10
          251 S. Monaco Parkway
          Denver, CO 80222

          Schiltkampe Groupe
              S.A.              280,000                14
          109 - 8751 General
          Currie Road
          Richmond, BC
          Canada V6Y 1M3


          (b) Security Ownership of Management as of December 31,
            1995

Title     Name & Address        Amount & Nature        Percent
          of Beneficial owner   of Beneficial          of
                                Ownership              Class


Common    Edward D. Duncan       50,000                .50
          1450 Pennyfarthing
          Drive, #601
          Vancouver, B. C.
          V6J 4X8

          Timothy E. Sewell,
          Vice President            -0-                  -0-
          6240 Cooney Rd.
          Richmond, B. C.
          V6X 3J6

Common    Anthony V.Feimann,
          Secretary (2)           15,000                  .10
          1055 W. Hastings
          Street, Ste.1010
          Vancouver, B. C.
          V6D 1L1

          (2)  Less than five
                Percent (5%)




                                         7





Item 12   Certain Relationships and Related
Transactions

     None

Item 13   Exhibits and Reports for Form 8-K

     There are no Exhibits or Reports on Form
8-K


                 SIGNATURES

     In Accordance with Section 13 or 15(d)
of the Securities Exchange Act, the
Registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



PM MANAGEMENT SYSTEMS, INC.



By:    S/S  Edward D. Duncan
        Date:   February 12, 1999
          Edward D. Duncan, Director and
           President



By:     S/S Timothy E. Sewell
Date:    February 12, 1999
          Timothy E. Sewell, Director and
            Vice-President



By:     S/S Anthony V. Feimann
Date:     February 12, 1999
               Anthony V. Feimann, Director
            and Secretary